SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                  F O R M  8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 20, 1999
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                           MARK IV INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


       1-8862                                           23-1733979
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(Commission File Number)                    (IRS Employer Identification No.)


501 John James Audubon Pkwy.,  Amherst, New York         14226-0810
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (716) 689-4972
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____________________________________________________________________________
              (Former name or former address, if changed since last report.)




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Item 5 - Other Events
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Registrant's unaudited consolidated balance sheets as of February 28, 1999 and 1998, and unaudited consolidated income statement data for the fiscal years ended February 28, 1999, 1998 and 1997, are attached hereto as Exhibits 99.1 and 99.2. This unaudited financial statement information is being filed as a prelude to the registrant's audited financial statements to be included in the Company's Annual Report on Form 10-K which will be filed with the Securities and Exchange Commission no later than its May 29, 1999 due date.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)    Financial Statements of Business Acquired. -  Not applicable.

     (b)    Pro Forma Financial Information. - Not applicable.

     (c)    Exhibits.

            99.1 Copy of the Registrant's unaudited consolidated balance sheets as of February 28, 1999 and 1998.
            99.2 Copy of the Registrant's unaudited consolidated income statement data for the fiscal years ended February
                  28, 1999, 1998 and 1997.

                            SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                    MARK IV INDUSTRIES, INC.


                                    BY:   /s/Richard L. Grenolds
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                                       Richard L. Grenolds
                                        Vice President and Chief
                                         Accounting Officer




Dated:  April 20, 1999